Exhibit 99.2

Execution Copy

NATIONAL GUARANTY AGREEMENT	LENDER/HOLDER AGREEMENT FOR GUARANTEE OF STUDENT LOANS WITH FEDERAL REINSURANCE (for loans to students and parents of students pursuant to the Higher Education Act of 1965, a amended)

WHEREAS	Zions First National Bank as Eligible Lender Trustee for GCO ELF LLC

Located at	6400 S. Fiddler’s Green Circle
Suite 440
Englewood, CO 80111

hereinafter referred to as the “Lender/Holder,” wishes to be able to secure guarantee of loans made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students pursuant to the Higher Education Act of 1965, as amended, hereinafter referred to as the “Act”; and

WHEREAS, American Education Services/Pennsylvania Higher Education Assistance Agency, hereinafter referred to as the “Agency,” was created by the Act of August 7, 1963, P.L. 549, for the purpose of improving higher educational opportunities and to that end the Agency is empowered to guarantee loans; and

WHEREAS, the Lender/Holder wishes to participate in the Agency’s Guaranty Program.

NOW, THEREFORE, it is mutually agreed that:

1.                                       As used in this agreement, a Lender is an eligible lender as described in Chapter 3.1 of the Common Manual, Unified Student Loan Policy, and a Holder is an eligible lender who does not originate FFELP loans.  However, a lender may be a Lender and a Holder concurrently.

2.                                       Within such limits as may be set by it, the Agency shall guarantee the full amount of all loans made or held by the Lender/Holder, or for loans with a first disbursement on or after October 1, 1993, ninety-eight (98%) percent of the full amount of all loans made or held by the Lender/Holder, which are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of the Agency with the exception of those pertaining to Pennsylvania Residency/Domicile, which Act, regulations, Rules and Regulations and policies as they may be from time to tune amended are made part of this Agreement.

3.                                       The Agency shall guarantee loans without regard to sex, age, race, color, religion, handicapped status, income, national origin, or any other basis prohibited by applicable law and the Lender/Holder will not discriminate in the making of loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

4.                                       On all loans guaranteed, the Agency agrees to obtain maximum reinsurance by means of an agreement with the Federal Government pursuant to the Act.

5.                                       The Lender/Holder authorizes the Agency to act as its representative with respect to retaining the school’s statement of the student’s enrollment and need.  This document will be retained for the period as required of the Lender/Holder by federal regulations.

6.                                       The Lender/Holder shall maintain for all loans guaranteed a system of records and accounts, shall afford access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and the Agency, under the Act, regulations, Rules and Regulations and policies identified above.  For loans paid in full or otherwise discharged, the records shall be retained by the Lender/Holder as required by the Act, regulations, Rules and Regulations, and policies identified above.

7.                                       The Agency agrees to purchase eligible loans made or held by the Lender/Holder provided that such loans are in default or otherwise eligible for purchase as defined by the Act, regulations, Rules and Regulations and policies identified above and the loan was made and serviced in accordance with the Act, regulations, Rules and Regulations and policies identified above.

8.                                       By submitting a claim to the Agency for reimbursement, the Lender/Holder certifies, to the best of its knowledge, that the information in the claim is true and accurate and that the loan(s) included in the claim was (were) made, disbursed (including remittance of origination fees) and serviced in compliance with all federal regulations and appropriate Agency rules.  Should the Agency determine that the loan(s) was (were) not serviced in compliance with federal regulations and appropriate Agency rules, and such non-compliance results in the Agency’s inability to collect from the borrower or in the Agency’s ineligibility for federal reinsurance on the loan(s), the Lender/Holder agrees to repurchase such loan(s) or refund the amount of the reinsurance loss if required by the Agency.  For value received, the Lender/Holder will assign all rights, title, and interest in the loan(s) listed in the claim to the Agency, or its successor.

9.                                       The Lender/Holder has documentation retained in its file of all assignments of the loan and the loan was legally enforceable by the Lender/Holder when the Agency paid a claim on the loan to the Lender/Holder.

10.                                 The Lender/Holder agrees that the Agency may assign its obligation to guarantee repayment of a loan made hereunder to another guaranty agency which holds a 428(b) Agreement with the Secretary of the U.S. Department of Education.

11.                                 Failure of the Lender/Holder to comply with the terms hereof with respect to an individual loan shall not invalidate the guarantee of the Agency to the

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Lender/Holder with respect to other loans held in compliance with the terms of this Agreement.

12.                                 This Agreement may be terminated by the Agency in the manner provided for by the Agency’s Rules and Regulations or by the Lender/Holder upon one hundred twenty (120) days written notice to the Agency.  The Agency may suspend or limit this Agreement in the manner provided for by the Agency’s Rules and Regulations.  Termination, limitation or suspension of this Agreement shall not affect the coverage of loans previously guaranteed.

13.                                 The Lender/Holder wishes to participate in the following programs: (Please check all applicable programs)

           Federal Stafford Loan Programs (includes Subsidized and Unsubsidized)

           Federal PLUS Loan Program (Parent Loan Program)

           Federal Consolidation Loan Program

IN WITNESS WHEREOF, the Lender/Holder and the Agency have caused this Agreement to be duly executed and delivered this 21 day of December, 2005.

ZIONS FIRST NATIONAL BANK, as Eligible Lender Trustee for GCO ELF LLC	AMERICAN EDUCATION SERVICES/ PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

Authorized Signature	Richard E. Willey
President & Chief Executive Officer

Title

834012	Approved as to form and legality this
U.S.D.E. Lender Code Number	4th day of January, 2006.

22-3891807
Federal Tax Identification Number	AES/PHEAA Legal Counsel

Approved as to form and legality this
5th day of January, 2006.

Deputy Attorney General

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CERTIFICATE OF COMPREHENSIVE INSURANCE

(for Consolidation Loans made in accordance with Title IV, Part B of the Higher Education Act of 1965, as amended)

AMERICAN EDUCATION SERVICES/PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY (herein referred to as the “Agency”) authorizes that all Consolidation Loans made in conformity with the requirements, of, Part B of Title IV of the Higher Education Act of 1965, as amended, by Zions First National Bank as ELT for GCO ELF LLC, herein referred to as the “Lender” are fully insured against loss of principal and interest by the Agency provided:

1.                                       The Lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated that:

(a)                                  Each, such loan is a legal, valid and binding obligation of the borrower;

(b)                                 Each such loan was made and serviced in compliance with applicable laws and regulations; and

(c)                                  The insurance on each such loan is in full force and effect, or if the loan being consolidated is in default, the default is held by the Pennsylvania Higher Education Assistance Agency and the borrower has made at least three (3) voluntary, consecutive, monthly payments on the loan.

2.                                       The consolidation loan(s) will be made on or after January 1, 1988 but no later than provided for in the Higher Education Act of 1965, as amended.

3.                                       The aggregate amount to which the Certificate applies is equal to the amount the Lender is willing and able to advance to the borrowers that have submitted acceptable applications for Consolidation Loan under this Certificate.

4.                                       If the Lender, prior to the expiration of this certificate, no longer proposes to make Consolidation Loans, the Lender will notify the Agency in order that the certificate may be terminated.  Such termination shall not affect the insurance on any Consolidation Loan made prior to such termination.

5.                                       The Lender’s Consolidation Loan program practices are subject to the Higher Education Act of 1965, the U.S. Department of Education regulations and the Agency’s regulations, policies and procedures, including the Limitation, Suspension or Termination procedures for lending institutions, as amended from time to time.

6.                                       Alternative repayment terms as described in Part B of Title IV of the Higher Education Act of 1965, as amended, will be offered to borrowers of the Lender.

7.                                       The Lender shall make such reports to the Agency regarding the status of Consolidation Loans as the Agency shall require.

The Agency’s office at 1200 North Seventh Street, Harrisburg, PA, is designated as the office which processes claims and performs other related administrative functions.

IN WITNESS WHEREOF, the Lender and the Agency have caused this Agreement to be duly executed and delivered this 21st day of December, 2005.

ZIONS FIRST NATIONAL BANK, as Eligible Lender Trustee for GCO ELF LLC	AMERICAN EDUCATION SERVICES/ PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

Authorized Signature	Richard E. Willey
President & Chief Executive Officer

Title

834012	Approved as to form and legality this
U.S.D.E. Lender Code Number	4th day of January, 2006.

22-3891807
Federal Tax Identification Number
AES/PHEAA Legal Counsel

Approved as to form and legality this
5th day of January, 2006.

Deputy Attorney General

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AES/PHEAA GUARANTY SERVICE AGREEMENT

The undersigned lender hereby agrees to participate in the AES/PHEAA Guaranty Service whereby AES/PHEAA (the “Agency”) will perform the following cm behalf of the lender:

1.                                       The Agency will receive Federal Stafford Loan Master Promissory Notes (MPNs) on the lender’s behalf except as specified in Item 2.  The Agency will review each form for completeness and will determine the validity of the promissory note.

2.                                       The lender or lender’s servicer is responsible for receiving, reviewing and verifying the validity of the MPN:

(a)                                  if the lender or lender’s servicer electronically transmits loan data to the Agency for guarantee prior to loan disbursement;

(b)                                 if the borrower previously completed an MPN for a Stafford Loan made by the lender but guaranteed by an agency other than AES/PHEAA and the borrower is seeking a serial loan to be guaranteed by AES/PHEAA; or

(c)                                  if the lender or lender’s servicer disburses a loan guaranteed under the AES/PHEAA blanket guaranty program.

3.                                       The Agency will send to the lender or lender’s servicer fee original copy of all paper MPNs received and an electronic file of all MPNs or PLUS Application/ Promissory Notes electronically signed by borrowers through the Agency’s website.

4.                                       The Agency will review the statement certifying eligibility for the loan provided by the school and will guarantee the loan for the lesser of the amount the borrower requests, the amount certified by the school, or the applicable grade level/aggregate maximum.

5.                                       The lender may disburse my loan guaranteed under this agreement upon receipt of the Agency’s Notice of Guarantee in lieu of receiving a copy of the MPN from the Agency.

6.                                       Nothing in this agreement shall prevent a lender from disbursing a loan amount less than the amount guaranteed, upon proper notice to the Agency and the applicant.

ZIONS FIRST NATIONAL BANK, as Eligible Lender Trustee for GCO ELF LLC	AMERICAN EDUCATION SERVICES/ PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

Authorized Signature, Lender	Authorized Signature, AES/PHEAA

Executive Vice President
Title	Title

Date	Date

22-3891807	Approved as to form and legality this
Federal Tax Identification Number	5th day of January, 2006.

834012
U.S.D.E. Lender Code	AES/PHEAA Legal Counsel

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